A&Q Alternative Fixed-Income Strategies Fund LLC

Schedule of Portfolio Investments

(Unaudited)

June 30, 2019

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Net Assets	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date	Dollar Amount of Fair Value for First Available Redemption
Credit/Income

Aeolus Property Catastrophe Keystone PF Fund LP	Global	$983,067	$704,880	34.36%	6/1/2013	Custom Dates	93 days	N/A	(d)

Credit/Income Subtotal		983,067	704,880	34.36

Total		$983,067	$704,880	34.36%

(a)	The Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)

Generally, the Investment Fund is renewed on the anniversary date each year or paid out within 3 months after the anniversary date. However, if there are insurance claims, the amount and time of payment becomes uncertain and can take years to settle. As of June 30, 2019, the Fund is not aware of any uncertainties related to redemptions.

Complete information about the Investment Fund’s underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Fund’s compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

Portfolio Valuation

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles or as may be determined from time to time pursuant to policies established by the Board of Directors.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Fund valued using NAV as a practical expedient is $704,880. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

The Investment Fund in the credit/income strategy (total fair value of $704,880) utilizes credit analysis to evaluate potential investments and uses debt or debt-linked instruments to execute its investment theses. Its approach can be either fundamental, quantitative, or a combination of both. As of June 30, 2019, the Investment Fund in the credit/income strategy is not available to be redeemed. The investment proceeds will be paid by the Investment Fund when available.

A&Q Alternative Fixed-Income Strategies Fund LLC

Schedule of Portfolio Investments (continued)

(Unaudited)

June 30, 2019

Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of June 30, 2019.

Please refer to the March 31, 2019 financial statements for full disclosure on the Fund’s portfolio valuation methodology.